UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a – 101)
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Parker Drilling Company

(Name of Registrant as Specified In Its Charter)

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PARKER DRILLING COMPANY Shareholder Meeting to be held on 04/21/09 ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication            presents only an overview            of the more complete proxy materials that are available to you on the Internet. We encourage            you to access and review all of the important information contained in the proxy materials before voting. ® PARKER DRILLING COMPANY ATTN: RONALD C. POTTER 1401 ENCLAVE PARKWAY SUITE 600 HOUSTON, TX 77077 Proxy Materials Available · Notice and Proxy Statement · Annual Report · Proxy Card PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will
NOT be forwarded to your investment            advisor. To facilitate timely delivery please make the request as instructed below on or before 04/07/09. HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit:
www.proxyvote.com R1PRK1 HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* — sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

R1PRK2 Meeting Information Meeting Type: Annual Meeting Date: 04/21/09 Meeting Time: 10:00 AM CENTRAL For holders as of: 02/27/09 Meeting Location: Renaissance Houston Hotel 6 Greenway Plaza East Houston, Texas 77046 How To Vote Vote In Person Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

R1PRK3 Voting items The Board of Directors Recommends a
Vote FOR Items 1 and 2. 1. Election of directors — director nominees: 01) R. Rudolph Reinfrank 02) Robert W. Goldman 2. PROPOSAL TO RATIFY the appointment of KPMG LLP as independent registered public accounting firm for 2009. IN THEIR DISCRETION, the Proxies are authorized to vote in their best judgment upon such other business as may properly come before the meeting.